UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

Washington Banking Company

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive

Oak Harbor, WA 98277

(Address of principal executive offices) (Zip Code)

(360) 679-3121

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On December 20, 2013, Washington Banking Company entered into amendments to the Employment Agreements of executive officers Richard Shields and Daniel Kuenzi. The amendments provide that, following termination of employment within two years following a change in control, the executive officers are entitled to health and dental insurance benefits until such time that the executive officer becomes eligible for comparable group insurance coverage in connection with new employment for a maximum period of 18 months.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Form of Amendment to Employment Agreement with Messrs. Shields and Kuenzi dated December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: December 23, 2013	By: /s/ Richard Shields Richard A. Shields EVP and Chief Financial Officer